                                                                   EXHIBIT 99.1


[Reliant Resources, Inc. Logo]

FOR FURTHER INFORMATION:      SANDY FRUHMAN (MEDIA) - (713) 497-3123
                              DAN HANNON (INVESTORS) - (713) 497-6149

FOR IMMEDIATE RELEASE:              MARCH 21, 2003


                         RELIANT RESOURCES RESTATEMENTS
                    REFLECT NON-CASH ACCOUNTING ADJUSTMENTS

HOUSTON, TX - Reliant Resources, Inc. (NYSE: RRI) announced today that it will restate its earnings for 2000 and 2001 and revise its previously announced earnings for 2002 to reflect several non-cash accounting adjustments. Cumulatively, these adjustments will increase after-tax results of operations for the years 2000 through 2002 by $17 million.

         The company's net income, as restated, for 2000 will be $223 million, an increase of $13 million, or six percent, compared to its previously reported net income. The company's net income, as restated, for 2001 will be $563 million, or $2.03 per share, an increase of $6 million, or one percent, compared to its previously reported net income. For 2002, the company will report a loss before cumulative effect of accounting change, as revised, of $263 million, or $0.91 per share, reflecting a $2 million increase in the net loss for restatement and other accounting adjustments. As previously announced, the company recognized a $482 million charge in the fourth quarter of 2002 relating to the impairment of goodwill in connection with its decision to sell its European business.

         The restatement of Reliant Resources' earnings is related to a miscalculation of hedge ineffectiveness in 2001 and 2002 under the provisions of SFAS No. 133, which was adopted on January 1, 2001, as well as the elimination of four previously disclosed natural gas swap transactions, affecting the fourth quarter of 2000 and the first quarter of 2001, that should not have been recorded. In addition, the revisions to 2002 included fourth-quarter adjustments identified in the normal course of preparing the company's consolidated financial statements.

           The company believes the annual effects of the restatements and accounting adjustments on the after-tax results of operations are relatively modest, while the impacts in certain individual quarters were more significant. (See the attachment for quarterly impacts.)

         As part of the restatement process, Reliant Resources is preparing amended periodic reports to be filed with the Securities and Exchange Commission as soon as practical.

         For more detailed information on the restatements and accounting adjustments, please see the company's current report on Form 8-K to be filed with the SEC. The Form 8-K will be accessible through the investor relations section of the Reliant Resources Web site at www.reliantresources.com.


                                     -more-

         Reliant Resources, based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S. and Europe, marketing those services under the Reliant Energy brand name. The company provides a complete suite of energy products and services to approximately 1.7 million electricity customers in Texas ranging from residences and small businesses to large commercial, industrial and institutional customers. Its wholesale business includes approximately 22,000 megawatts of power generation capacity in operation, under construction or under contract in the U.S. The company also has nearly 3,500 megawatts of power generation in operation in Western Europe.


         This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not strictly relate to historical or current facts. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ from those expressed or implied by forward-looking statements as a result of legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital and the results of financing and refinancing efforts, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

                                                                     ATTACHMENT

     2000 Quarterly and Annual Restatement Impacts. The effect of the four natural gas financial swap transactions is an understatement of net income of $13 million for the fourth quarter of 2000.


     2001 and 2002 Quarterly and Annual Restatement and Other Adjustments Impacts. The company's annual and quarterly financial statements for 2001, and quarterly financial statements for the first three quarters of 2002 will be restated, and the previously announced fourth quarter and annual results for 2002 will be adjusted as follows:

                                                              YEAR ENDED DECEMBER 31, 2001
                                      ------------------------------------------------------------------------------
                                      FIRST QUARTER  SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER      TOTAL
                                      -------------- --------------- --------------- --------------- ---------------
                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Increase (Decrease):
--------------------
Restatement:
Net income - hedge ineffectiveness
  issues...........................     $         2    $       (12)    $        48     $       (19)    $        19
Net income - natural gas
  transactions.....................             (13)             -               -               -             (13)
                                      -------------- --------------- --------------- --------------- ---------------
     Total.........................     $       (11)   $       (12)    $        48     $       (19)    $         6

Basic and diluted earnings per
  share............................     $     (0.05)   $     (0.04)    $      0.16     $     (0.06)    $      0.02


                                                              YEAR ENDED DECEMBER 31, 2002
                                     -------------------------------------------------------------------------------
                                     FIRST QUARTER   SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER      TOTAL
                                     --------------- --------------- --------------- --------------- ---------------
                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Increase (Decrease):
--------------------
Restatement:
Net income/loss - hedge
  ineffectiveness miscalculation...     $        (1)   $        (3)    $        (7)    $         -     $       (11)

Other Adjustments:
Net income/loss - hedge
  ineffectiveness miscalculation....             -               -               -               3               3
Net income/loss - goodwill
  impairment ......................              -               -               -            (482)           (482)
Net income/loss - other adjustments.             -               -               -               6               6
                                     --------------- --------------- --------------- --------------- ---------------
     Total.........................    $        (1)    $        (3)    $        (7)    $      (473)    $      (484)

Basic and diluted earnings/loss per
  share.............................   $         -     $     (0.01)    $     (0.02)    $     (1.63)    $     (1.67)